AMENDMENT


                AMENDMENT, dated as of May __, 1997 (this "Amendment"), to the Credit Agreement dated as of September 28, 1995, as amended and restated through February 29, 1996 (as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Graphic Controls
Corporation, a New York corporation (the "Borrower"), Graphic Holdings, Inc., a Delaware corporation ("Holdings"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), the Co-Agents named therein and The Chase Manhattan Bank (as successor to Chemical Bank), a New York banking corporation, as agent for the Lenders (the "Agent").


                              W I T N E S S E T H :
                              _ _ _ _ _ _ _ _ _ _

WHEREAS, the Borrower, Holdings, the Lenders and the Agent desire that certain provisions of the Credit Agreement be amended in the manner provided for in this Amendment;

NOW THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein which are defined in the Credit Agreement, as amended hereby, are used herein as therein defined.

2. Amendment of Section 8.13. Section 8.13 of the Credit Agreement is hereby amended by (a) deleting the phrase "2.00 to 1.00" set forth opposite each of the Test Periods ending June 30, 1997 and September 30, 1997 and substituting therefor each such time the phrase "1.90 to 1.00" and (b) deleting the phrase "2.50 to 2.00" set forth opposite the Test Period ending March 31, 1998 and substituting therefor the phrase "2.25 to 1.00".

3. Amendment of Section 8.14. Section 8.14 of the Credit Agreement is herebyamended by (a) deleting the phrase "3.50 to 1.00" set forth opposite the Fiscal Quarter ending June 30, 1997 and substituting therefor the phrase
"3.75 to 1.00", (b) deleting the phrase "2.75 to 1.00" set forth opposite the Fiscal Quarter ending September 30, 1997 and substituting therefor the phrase "3.65 to 1.00", (c) deleting the phrase "2.75 to 1.00" set forth opposite the Fiscal Quarter ending December 31, 1997 and substituting therefor the phrase "3.25 to 1.00", (d) deleting the phrse "2.50 to 1.00" set forth opposite the Fiscal Quarter ending March 31, 1998 and substituting therefor the phrase "3.00 to 1.00" and (e) deleting the phrase "2.50 to 1.00" set forth opposite the Fiscal Quarter ending June 30, 1998 and substituting therefor the phrase "2.60 to 1.00".

4. Amendment of Section 10. Section 10 of the Credit Agreement is hereby amended by deleting from the definition of "Consolidated Net Income" the second proviso thereto in its entirety and substituting therefor the following provisos:

"provided further that in calculating Consolidated Net Income for each fiscal quarter of 1996, amounts aggregating up to $18,000, $1,448,000, $3,409,000 and $2,846,000, respectively, for each of the first, second, third and fourth fiscal quarters of 1996 incurred or expended to achieve cost savings at the Borrower as related to facility consolidations and/or relocations and factory and warehouse systems upgrades and to integrate the operations of Devon with the operations of the Borrower which would otherwise be deducted in calculating Consolidated Net Income for such respective fiscal quarter shall not be required to be deducted and provided further that in calculating Consolidated Net Income for each fiscal quarter of 1997 and 1998, amounts incurred in each such fiscal quarter aggregating up to $5,500,000 of one-time costs for the entire 1997 and 1998 fiscal years incurred in connection with the Thomas
Group Study relating to the Borrower's process improvement initiatives which would otherwise be deducted in calculating Consolidated Net Income for each respective fiscal quarter shall not be required to be deducted."

5. Effectiveness. This Amendment shall become effective as of the date first written above on the condition that (a) the Borrower shall have delivered to the Agent duly executed copies of this Amendment, (b) the Agent shall have received duly executed copies of the Acknowledgment and Consent attached hereto signed by each of the Guarantors and (c) the Required Lenders shall have executed this Amendment.

6. Representations and Warranties. (a) The respective representations and warranties made by each of the Borrower and the other Loan Parties contained in the Credit Documents to which each is a party are true and correct, in all material respects, on and as of the date hereof after giving effect to this Amendment; and (b) Each of the Borrower and Holdings has the power and authority and the legal right to make and deliver this Amendment and has taken all necessary action to authorize the execution and delivery of this Amendment.

7. No Other Amendments or Waivers. Except as expressly waived herein, the Credit Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

8. Counterparts. This Amendment may be executed in counterparts and all of the said counterparts taken together shall be deemed to constitute one and the same instrument.

9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

10. Expenses. The Borrower agrees to pay or reimburse the Agent for all of its out-of-pocket costs and expenses incurred in connection with the development, preparation, negotiation and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first written above.


                                        GRAPHIC HOLDINGS, INC.


                                        By:_________________________
                                        Title:


                                        GRAPHIC CONTROLS CORPORATION

                                        By:_________________________
                                        Title:


                                        THE CHASE MANHATTAN BANK, as Agent
                                        and as a Lender

                                        By:_________________________
                                        Title:


                                        THE FIRST NATIONAL BANK OF CHICAGO,
                                        as Co-Agent and as a Lender

                                        By:__________________________
                                        Title:


                                        FLEET BANK OF MASSACHUSETTS, N.A.,
                                        as Co-Agent and as a Lender

                                        By:___________________________
                                        Title:


                                        MERRILL LYNCH PRIME RATE PORTFOLIO

                                        By: Merrill Lynch Asset Management,
                                        L.P., as Investment Advisor

                                        By:____________________________
                                        Title:


                                        RESTRUCTURED OBLIGATIONS BACKED BY
                                        SENIOR ASSETS B.V.

                                        By: its Managing Director
                                        ABN TRUSTCOMPANY (NEDERLAND) B.V.


                                        By:____________________________
                                        Title:

                                        By:____________________________
                                        Title:


                                        SENIOR DEBT PORTFOLIO

                                        By: Boston Management and Research,
                                        as Investment Advisor


                                        By:_____________________________
                                        Title:


                                        VAN KAMPEN AMERICAN CAPITAL
                                        PRIME RATE INCOME TRUST


                                        By:______________________________
                                        Title:


                                        CAISSE NATIONALE DE CREDIT AGRICOLE


                                        By:_______________________________
                                        Title:


                                        COMERICA BANK


                                        By:________________________________
                                        Title:


                                        THE FIRST NATIONAL BANK OF BOSTON


                                        By:________________________________
                                        Title:


                                        MANUFACTURERS AND TRADERS TRUST COMPANY


                                        By:________________________________
                                        Title:


                                        SOCIETE GENERALE, NEW YORK BRANCH


                                        By:________________________________
                                        Title:


                                        PILGRIM PRIME RATE TRUST


                                        By:________________________________
                                        Title:


                                        NATIONAL CITY BANK


                                        By:________________________________
                                        Title:


                                        MERRILL LYNCH SENIOR FLOATING
                                        RATE FUND, INC.


                                        By:________________________________
                                        Title:

                                        AERIES FINANCE LTD.


                                        By:________________________________
                                        Title:

                          ACKNOWLEDGMENT AND CONSENT


Each of the undersigned Guarantors, as of May 29, 1997, hereby consents and agrees to the terms and conditions of the foregoing Amendment, and acknowledges and agrees that its obligation under each of the Credit Documents are and shall remain in full force and effect after giving effect to the foregoing Amendment.

                                   Graphic Holding Corporation
                                   Tronomed, Inc.
                                   Tronomed Express, Inc.
                                   Devon Industries, Inc.



                                   By:
                                   Name:
                                   Title: